EXHIBIT 10.1

Execution Version

AMENDMENT NO. 1 TO LOAN AGREEMENT

AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”), dated as of November 30, 2021 (“Amendment No. 1 Effective Date”), among Body and Mind, Inc., a Nevada corporation (the “Borrower”), DEP Nevada, Inc., a Nevada corporation (“Holdings”), the Guarantors (together with Holdings, each a “Guarantor” and collectively, the “Guarantors” set forth in the Loan Agreement (as defined below), FG Agency Lending LLC (the “Agent”), and each of the lenders a signatory hereto (the “Lender”).

RECITALS

WHEREAS, Borrower, the Guarantors, the Lender, and Agent are parties to the Loan Agreement dated as of July 19, 2021 (as further amended by this Amendment, the “Loan Agreement”);

WHEREAS, Borrower, the Guarantors, the Lender, and Agent have agreed to amend certain terms and conditions of the Loan Agreement on the terms and conditions set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. Each reference in the Loan Agreement to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Loan Agreement,” “thereof,” “thereunder,” “therein,” or “thereby” or any other similar reference to the Loan Agreement shall, from the date hereof, refer to the Loan Agreement as amended hereby.

SECTION 2. Amendment to Loan Agreement.

(a)	The following defined terms in Section 1.1 are amended as follows:

““Delayed Draw Request Period” means the period commencing on the Closing Date and ending on the earlier of the Delayed Draw Effective Date or June 1, 2022.”

(b)	Schedule 7.17 is amended as follows:

“4. On or before the date that is sixty (60) days after the Closing Date (which date may be extended in writing by Agent in its sole discretion), the Borrower shall use commercially reasonable efforts to deliver to the Agent, in form and substance reasonably acceptable to the Agent, a fully executed Landlord Waiver and Consent, by and between NMG OH 1, LLC and the applicable landlord for that certain lease property located at 709 Sugar Ln., Elyria, OH 44035.”

SECTION 3. Conditions to Effectiveness. This Amendment shall be effective as of the Amendment No. 1 Effective Date, subject to the satisfaction of the following conditions:

(a) Agent shall have received this Amendment duly executed by Borrower on behalf of Borrower, the Guarantors, the Lender and Agent; and

(b) Borrower shall have paid all fees, costs, client charges and expenses of counsel for the Lender payable by the Borrower pursuant to the Loan Agreement and the other Loan Documents, including, without limitation, pursuant to Article II and Section 11.5 thereof.

SECTION 4. Representations and Warranties. Borrower represents and warrants as follows:

(a) The representations and warranties of Borrower contained in Article VI of the Loan Agreement or any other Loan Document are true and correct in all material respects (except that any such representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any such representations and warranties that are subject to materiality or Material Adverse Effect qualifiers shall be true and correct in all respects) as of such earlier date.

(b) This Amendment has been duly authorized and executed by Borrower, and each of the Loan Documents, as amended and supplemented by this Amendment, constitutes a legal, valid and binding agreement or instrument of Borrower, enforceable against Borrower in accordance with its respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability regardless of whether considered in a proceeding in equity or at law.

SECTION 5. Limitation on Scope; Amendment. Except as expressly amended hereby all of the representations, warranties, terms, covenants and conditions of the Loan Agreement are and shall remain in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrower requiring the consent of Agent or Lender except to the extent specifically provided for herein. Agent and Lender have not and shall not be deemed to have waived any of their respective rights and remedies against Borrower or any other Loan Party for any existing or future Defaults or Events of Default.

SECTION 6. Loan Document. This Agreement is a “Loan Document” as defined and described in the Loan Agreement and all of the terms and provisions of the Loan Agreement relating to Loan Documents shall apply hereto.

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SECTION 7. Ratification and Further Assurances.

(a) Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), in each case, as amended by this Amendment and as otherwise previously waived or modified in writing by the Agent, and (ii) to the extent Borrower granted Liens on or security interests in any of its property pursuant to any such Loan Document as security for, or otherwise guaranteed, the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such grant of security interests and Liens and such guarantee and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations, in each case, as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect (as amended by this Amendment and as otherwise previously waived or modified in writing by the Agent) and, as so amended, is hereby ratified and reaffirmed.

(b) Borrower agrees that, upon the written request of Agent, Borrower will execute and deliver such further documents as Agent may reasonably request in order to effect the provisions of this Amendment.

SECTION 8. Incorporation by Reference. The governing law, jurisdiction and waiver of jury trial provisions in Sections 11.12 (Governing Law), 11.13 (Submission to Jurisdiction; Waivers), and Section 11.14 (Waiver of Defense of Illegality) of the Loan Agreement are hereby incorporated by reference into this Amendment and shall apply, mutatis mutandis, to this Amendment.

SECTION 9. Loan Agreement Governs. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. This Amendment shall be deemed incorporated in, and made a part of, the Loan Agreement and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument. Nothing herein shall be deemed to entitle Borrower to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

SECTION 10. Counterparts; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it has been executed by Borrower, each Lender party hereto and Agent on the date hereof and when Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Amendment by by email as a “.pdf” or “.tif” or similar attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 11. Severability. If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

SECTION 12. Release. Each of the Borrower and Guarantor does hereby release, remise, acquit and forever discharge Agent, Lender and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporation, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all action and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties, in the case of each of the foregoing in any way directly or indirectly arising out of or in any way connected to this Amendment, the Loan Agreement and the other Loan Documents, prior to and including the date of execution hereof(all of the foregoing hereinafter called the “Released Matters”). Each of the Borrower and the Guarantors hereby acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrower and the Guarantors represent and warrant to Agent and Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower and the Guarantors in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

[Signature Page Follows]

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BORROWER: BODY AND MIND INC.

By:	/s/ Michael Mills
Name:	Michael Mills
Title:	Chief Executive Officer

GUARANTORS: DEP NEVADA INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Chief Operations Officer

NEVADA MEDICAL GROUP LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG OH 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG OH P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG LONG BEACH, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG CATHEDRAL CITY, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG CA 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

[Signature Page to Amendment No. 1 to Loan Agreement]

NMG CA P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG CA C1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Manager

NMG MI 1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Chief Operations Officer

NMG MI P1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Chief Operations Officer

NMG MI C1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	Chief Operations Officer

[Signature Page to Amendment No. 1 to Loan Agreement]

AGENT: FG AGENCY LENDING LLC

By:	/s/ Peter A. Bio
Name:	Peter A. Bio
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Loan Agreement]

LENDER: BOMIND HOLDINGS LLC

By:	/s/ Peter A. Bio
Name:	Peter A. Bio
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Loan Agreement]